UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 20, 2006

                          Gladstone Capital Corporation
             (Exact name of registrant as specified in its chapter)

           Maryland                 814-00237               54-2040781
 (State or other jurisdiction      (Commission            (IRS Employer
      of incorporation)            File Number)         Identification No.)

            1521 Westbranch Drive, Suite 200
                    McLean, Virginia                              22102
        (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (703) 287-5800



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 20, 2006, Gladstone Capital Corporation announced that it has received total proceeds of approximately $7 million from the exit of Gammill, Inc., a portfolio company, including exit and prepayment fees of $787,000. The prepayment and exit fees will be reported in this quarter as ordinary income for financial reporting purposes according to Accounting Principles Generally Accepted in the United States, and are anticipated to be treated as a capital gain for tax purposes.



Item 9.01  Financial Statements and Exhibits

   (a) Not applicable.
   (b) Not applicable.
   (c) Not applicable.
   (d) Exhibits.

       Exhibit No.         Description
       -----------         -----------

       99.1 Gladstone Capital Corporation Press Release Dated as of September 20, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Gladstone Capital Corporation
                                               (Registrant)


September 20, 2006                             By: /s/ Harry Brill
                                               -------------------
                                     (Harry Brill, Chief Financial Officer)

                                  EXHIBIT INDEX


Exhibit No.            Description
-----------            -----------

  99.1                 Gladstone Capital Corporation Press Release, dated as of
                       September 20, 2006